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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: May 23, 2002
(Date of earliest event reported)

Commission File No. 333-38154

                       Banc of America Funding Corporation
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        Delaware                                          56-193-0085
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

            100 North Tryon Street, Charlotte, North Carolina, 28255
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Address of principal executive offices                        (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code

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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.    Other Events
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           Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of
America Securities LLC which are hereby filed pursuant to such letter.

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ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------                                        -----------
       (99)                                        Computational Materials
                                                   prepared by Banc of America
                                                   Securities LLC in connection
                                                   with Banc of America Funding
                                                   Corporation, Mortgage
                                                   Pass-Through Certificates,
                                                   Series 2002-1

                                      -3-

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BANC OF AMERICA
                                                 FUNDING CORPORATION


May 23, 2002

                                                 By:   /s/ Michael P. Schoffelen
                                                      --------------------------
                                                      Michael P. Schoffelen
                                                      Senior Vice President

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                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

   (99)             Computational Materials
                    prepared by Banc of America                  E
                    Securities LLC in connection with Banc
                    of America Funding Corporation, Mortgage
                    Pass-Through Certificates, Series 2002-1

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Exhibit No. 99

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